SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2004

COINSTAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 114th Avenue SE

Bellevue, Washington 98004

(Address of Principal Executive Offices)

(425) 943-8000

(Registrant’s Telephone Number, Including Area Code)

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 7, 2004, Coinstar, Inc. (“Coinstar”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion of the acquisition of American Coin Merchandising, Inc. (“ACMI”) and its parent company, ACMI Holdings, Inc. (“Holdings”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated May 23, 2004 by and among Coinstar, Sesame Mergeco, Inc. a wholly owned subsidiary of Coinstar (“Sesame”), Holdings, ACMI and Wellspring Capital Management LLC, as Stockholder Representative. As a result of the merger, which became effective on July 7, 2004, Sesame merged with and into Holdings, and Holdings became a wholly owned subsidiary of Coinstar. The consideration paid for the acquisition was $235.0 million in cash.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

(1)	The audited consolidated balance sheets of ACMI Holdings, Inc. and subsidiaries as of December 31, 2003 and 2002 (Successor), and the related consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2003 (Successor) and the eleven months ended December 31, 2002 (Successor) and the consolidated statements of operations, stockholders’ equity and cash flows of American Coin Merchandising, Inc. and subsidiary (Predecessor) for the one month ended January 31, 2002 (Predecessor) and the year ended December 31, 2001 (Predecessor), together with the report thereon of KPMG LLP, are attached hereto as Exhibit 99.1.

(2)	The unaudited consolidated financial statements of ACMI Holdings, Inc. and subsidiaries including the consolidated balance sheet as of June 30, 2004 and the related consolidated statements of operations and statements of cash flows for the six months ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information required by this Item 9.01(b) of Form 8-K is attached hereto:

(1)	Unaudited pro forma condensed combined balance sheet as of June 30, 2004 and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 as Exhibit 99.3.

(c)	Exhibits

23.1	Consent of KPMG LLP.

99.1	Audited consolidated balance sheets of ACMI Holdings, Inc. and subsidiaries as of December 31, 2003 and 2002 (Successor), and the related consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2003 (Successor) and the eleven months ended December 31, 2002 (Successor) and the consolidated statements of operations, stockholders’ equity and cash flows of American Coin Merchandising, Inc. and subsidiary (Predecessor) for the one month ended January 31, 2002 (Predecessor) and the year ended December 31, 2001 (Predecessor), together with the report thereon of KPMG LLP.

99.2	Unaudited consolidated financial statements of ACMI Holdings, Inc. and subsidiaries including the consolidated balance sheet as of June 30, 2004 and the related consolidated statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2004 and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2004

COINSTAR, INC.

By:	/s/ Brian V. Turner
Name:	Brian V. Turner
Title:	Chief Financial Officer

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EXHIBIT INDEX

23.1	Consent of KPMG LLP.

99.1	Audited consolidated balance sheets of ACMI Holdings, Inc. and subsidiaries as of December 31, 2003 and 2002 (Successor), and the related consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2003 (Successor) and the eleven months ended December 31, 2002 (Successor) and the consolidated statements of operations, stockholders’ equity and cash flows of American Coin Merchandising, Inc. and subsidiary (Predecessor) for the one month ended January 31, 2002 (Predecessor) and the year ended December 31, 2001 (Predecessor), together with the report thereon of KPMG LLP.

99.2	Unaudited consolidated financial statements of ACMI Holdings, Inc. and subsidiaries including the consolidated balance sheet as of June 30, 2004 and the related consolidated statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2004 and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003.

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